1
AMENDED AND RESTATED BYLAWS
OF
CAL-MAINE FOODS, INC.
ARTICLE I
MEETINGS OF STOCKHOLDERS
Section 1.1.
Place

of

Meetings.

Meetings

of

the

stockholders

of

Cal-Maine

Foods,

Inc.

(the
“Corporation”) shall be held

at such time and

place, if any, either

within or without the

State of Delaware,
as shall

be designated

from time

to time

by the

board of

directors of

the Corporation

(the “Board”).

The
Board may, in

its sole discretion,

determine that a

meeting shall not

be held at

any place, but

shall instead
be

held

solely

by

means

of

remote

communication

in

accordance

with

Section 211(a)

of

the

General
Corporation Law of the State of Delaware, as amended (the “DGCL”).
Section 1.2.
Annual

Meetings.

The

annual

meeting

of

stockholders

of

the

Corporation

for

the
election of

directors and

for the

transaction of

such other

business as

may properly

be brought

before the
meeting in accordance with these amended and restated

bylaws of the Corporation (as amended, restated or
amended and restated from time to time in accordance with the provisions hereof, these “Bylaws”) shall be held on such date

and at such time

as may be designated

from time to time

by the Board.

The Board may
postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board.
Section 1.3.
Special

Meetings.

Unless

otherwise

required

by

law

or

by

the

certificate

of
incorporation of the

Corporation (including

the terms of

any certificate of

designation with respect

to any
series of preferred stock), as amended, restated or amended and restated from time to time (the “Certificate of Incorporation”),

special meetings

of the

stockholders of

the Corporation,

for any

purpose or

purposes,
may be called only

by the Board Chair

or the Board.

The ability of the

stockholders of the Corporation

to
call a special

meeting of stockholders

is hereby specifically

denied.

At a special

meeting of stockholders,
only such business shall

be conducted as shall

be specified in the

notice of meeting.

The Board Chair or

the
Board may postpone, reschedule

or cancel any special

meeting of stockholders previously

called by either
of them.
Section 1.4.
Notice.

Whenever stockholders of the Corporation are required or

permitted to take
any action

at a

meeting, a

written notice

of the

meeting shall

be given,

which shall

state the

place, if

any,
date and

time of

the meeting,

the record

date for

determining the

stockholders entitled

to vote

at the

meeting,
if such date is different from the record date for determining stockholders entitled to notice of meeting, the
means of remote communications, if any, by which stockholders and proxy holders may be deemed present
in person and vote at such meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is

called.

Unless otherwise required

by law or

the Certificate of

Incorporation, written notice
of any meeting shall be given either personally, by

mail or by electronic transmission (as defined below) (if
permitted under the circumstances by the DGCL) not

less than ten nor more than 60 days before

the date of
the meeting,

by or

at the

direction of

the Board

Chair, the

Chief Executive

Officer or

the Board,

to each
stockholder entitled

to vote

at such

meeting as

of the

record date

for determining

stockholders entitled

to
notice

of the

meeting.

If

mailed, such

notice shall

be deemed

to be

given when

deposited in

the United
States

mail

with

postage

thereon

prepaid,

addressed

to

the

stockholder

at

the

stockholder’s

address

as

it
appears

on

the

stock

transfer

books

of

the

Corporation.

If

notice

is

given

by

means

of

electronic
transmission, such notice shall be deemed to be given

at the times provided in the DGCL.

Any stockholder
may waive

notice of

any meeting

before or

after the

meeting.

The attendance

of a

stockholder at

any meeting
shall constitute a waiver

of notice of such

meeting, except where

the stockholder attends the

meeting for the
1

Note
:

Adopted by the Board of Directors on February 25, 2025, but to be effective upon the effective filing of the
Corporation’s Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware.

express purpose of

objecting, and does

so object, at

the beginning of

the meeting to

the transaction of

any
business

because

the

meeting

is

not

lawfully

called

or

convened.

For

the

purposes

of

these

Bylaws,
“electronic

transmission”

means

any

form

of

communication,

not

directly

involving

the

physical
transmission

of

paper,

that

creates

a

record

that

may

be

retained,

retrieved

and

reviewed

by

a

recipient
thereof and that

may be directly

reproduced in paper

form by such

a recipient through

an automated

process.
Section 1.5.
Adjournments.

Any meeting of

stockholders of the

Corporation may be

adjourned or
recessed from time to time to reconvene at the same or some other place, if any, by holders of a majority of the

voting

power

of

the

Corporation’s

capital

stock

issued

and

outstanding

and

entitled

to

vote

thereat,
present in person

or represented by

proxy, though less

than a quorum,

or by any

officer entitled to

preside
at or

to act

as secretary

of such

meeting, and

notice need

not be

given of

any such

adjourned or

recessed
meeting (including

an adjournment

taken to

address a

technical failure

to convene

or continue

a meeting
using remote

communication) if

the time

and place,

if any,

thereof, and

the means

of remote

communication,
if any, by

which stockholders and

proxy holders may

be deemed to

be present in

person or represented

by
proxy

and

vote

at

such

adjourned

or

recessed

meeting,

are

(a) announced

at

the

meeting

at

which

the
adjournment

or

recess

is

taken,

(b) displayed

during

the

time

scheduled

for

the

meeting,

on

the

same
electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (c) set forth in

the notice of meeting given in accordance

with these Bylaws.

At
the

adjourned

or

recessed

meeting,

the

Corporation

may

transact

any

business

that

might

have

been
transacted

at the

original

meeting.

If

the

adjournment

is

for

more

than

30 days,

notice

of

the

adjourned
meeting

in

accordance

with

the

requirements

of

Section 1.4

of

these

Bylaws

shall

be

given

to

each
stockholder

of

record

entitled

to

vote

at

the

meeting.

If,

after

the

adjournment,

a

new

record

date

for
determination of stockholders entitled to vote

is fixed for the adjourned meeting,

the Board shall fix as the
record date for determining stockholders entitled

to notice of such adjourned meeting

the same or an earlier
date as that fixed for determination of stockholders entitled to vote at the adjourned meeting and shall give
notice of

the adjourned

meeting to

each stockholder

of record

as of

the record

date so

fixed for

notice of
such adjourned meeting.
Section 1.6.
Quorum.

Unless

otherwise

required

by

applicable

law

or

the

Certificate

of
Incorporation, the

holders of

a majority

of the

voting power

of the

Corporation’s capital

stock issued

and
outstanding and

entitled to

vote thereat,

present in

person, present

by means

of remote

communication, if
any, or represented by proxy, shall

constitute a quorum at a

meeting of stockholders.

Where a separate vote
by a class

or classes or

series is required,

a majority of

the voting power

of the shares

of such class

or classes
or series present

in person, present

by means of

remote communication, if

any, or represented

by proxy shall
constitute a

quorum entitled

to take

action with

respect to

such vote.

If a

quorum shall

not be

present or
represented at

any meeting

of stockholders,

either the

chairperson of

the meeting

or the

stockholders entitled
to vote

thereat, present

in person

or represented

by proxy,

shall have

power to

adjourn the

meeting from
time

to

time,

in

the

manner

provided

in

Section 1.5

of

these

Bylaws,

until

a

quorum

shall

be

present

or
represented.

A quorum, once established,

shall not

be broken by

the withdrawal

of enough votes

to leave
less than a quorum.
Section 1.7.

Voting

.
(a)
General.

Except as

provided in

the Certificate

of Incorporation,

every stockholder
having

the

right

to

vote

shall

have

one

vote

for

each

share

of

stock

having

voting
power registered in such stockholder’s name

on the books of the Corporation.

Such
votes may be cast in

person, by means of remote

communication (if any) or by

proxy
as

provided

in

Section 1.10

of

these

Bylaws.

The

Board,

in

its

discretion,

or

the
person

presiding

at

a

meeting

of

stockholders,

in

such

person’s

discretion,

may
require that any votes cast at such meeting shall be cast by written ballot.

(b)
Matters Other

Than Election

of Directors.

Any matter

brought before

any meeting
of

stockholders

of

the

Corporation,

other

than

the

election

of

directors,

shall

be
decided by

the affirmative

vote of

the holders

of a

majority of

the voting

power of
the

Corporation’s

capital

stock

present

in

person,

present

by

means

of

remote
communication, if any, or

represented by proxy at

the meeting and entitled

to vote on
such matter, voting as a single class, unless the matter is one upon which, by express
provision

of

law,

the

Certificate

of

Incorporation,

these

Bylaws

or

the

rules

or
regulations of

any stock

exchange applicable

to the

Corporation, a

different vote

is
required, in which case such express provision shall

govern and control the decision
of such matter.
(c)
Election of Directors.

Subject to the

rights of the

holders of any

series of preferred
stock

to

elect

directors

under

specified

circumstances,

election

of

directors

at

all
meetings of

the stockholders

at which

directors are

to be

elected shall

be by

a plurality
of

the

votes cast

at any

meeting

for

the

election

of

directors

at

which

a

quorum

is
present.
Section 1.8.
Voting of

Stock of

Certain Holders.

Shares of

stock of

the Corporation

standing in
the name

of another

corporation or

entity, domestic

or foreign,

and entitled

to vote

may be

voted by

such
officer, agent

or proxy

as the

bylaws or

other internal

regulations of

such corporation or

entity may

prescribe
or, in

the absence

of such

provision, as

the board

of directors

or comparable

body of

such corporation

or
entity

may

determine.

Shares

of

stock

of

the

Corporation

standing

in

the

name

of

a

deceased

person,

a
minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer

of such shares into the name of the official

or other person
so voting.

A stockholder

whose shares of stock of

the Corporation are pledged

shall be entitled to

vote such
shares,

unless

on

the

transfer

records

of

the

Corporation

such

stockholder

has

expressly

empowered

the
pledgee to vote such shares, in which case only the pledgee, or the pledgee’s proxy, may vote such shares.
Section 1.9.
Treasury Stock.

Shares of stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the

Corporation, shall

not be

voted at

any meeting

of stockholders

of the

Corporation and

shall not

be
counted

in

the

total

number

of

outstanding

shares

for

the

purpose

of

determining

whether

a

quorum

is
present.

Nothing in

this Section 1.9

shall limit

the right

of the

Corporation to

vote shares

of stock

of the
Corporation held by it in a fiduciary capacity.
Section 1.10.
Proxies.

Each

stockholder

entitled

to

vote

at

a

meeting

of

stockholders

of

the
Corporation may

authorize another

person or

persons to

act for

such stockholder

by proxy

filed with

the
secretary of the Corporation (the “Secretary”) before or at the time of the meeting.

No such proxy shall be
voted or acted upon after three years from its date, unless the proxy expressly provides for a longer period.

A duly executed proxy shall be

irrevocable if it states

that it is irrevocable

and if, and only

as long as, it

is
coupled with an interest sufficient in law to support an irrevocable power.
Section 1.11.
No

Consent

of

Stockholders

in

Lieu

of

Meeting.

Except

as

otherwise

expressly
provided by

the terms

of any

series of

preferred stock

permitting the

holders of

such series

of preferred

stock
to act by

written consent,

any action required

or permitted

to be

taken by the

stockholders of the

Corporation
must

be

effected

at

a

duly

called

annual

or

special

meeting

of

stockholders

of

the

Corporation,

and,

as
specified

by

the

Certificate

of

Incorporation,

the

ability

of

the

stockholders

to

consent

in

writing

to

the
taking of any action is specifically denied.

Section 1.12.
List of Stockholders Entitled to Vote.

The officer of the Corporation who has charge
of the stock ledger of the Corporation

shall prepare and make or have

prepared and made, at least ten

days
before every meeting of stockholders of the

Corporation, a complete list of the stockholders

entitled to vote
at the meeting

(provided, however, that

if the record

date for determining

the stockholders entitled

to vote
is less than ten days

before the meeting date, the

list shall reflect the stockholders

entitled to vote as of the
tenth

day

before

the

meeting

date),

arranged

in

alphabetical

order,

and

showing

the

address

of

each
stockholder

and

the

number

of

shares

registered

in

the

name

of

each

stockholder.

Nothing

in

this
Section 1.12 shall

require the

Corporation to

include electronic

mail addresses

or other

electronic contact
information

on

such

list.

Such

list

shall

be

open to

the

examination

of any

stockholder

for

any

purpose
germane to the meeting for a period of at least ten days ending on the day before the meeting date:

(a) on a
reasonably accessible electronic network, provided that

the information required to gain access to

such list
is provided

with the

notice of

the meeting,

or (b) during

ordinary business hours,

at the

principal place

of
business of the

Corporation.

In the event

that the Corporation

determines to make

the list available

on an
electronic network, the Corporation

may take reasonable steps

to ensure that such

information is available
only to stockholders of the Corporation.
Section 1.13.
Record Date.

In order that the Corporation

may determine the stockholders entitled
to notice of any meeting of stockholders of the Corporation or any adjournment thereof, the

Board may fix
a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record

date shall not be more than 60 days

nor less than ten days before
the date of

such meeting.

If the Board

so fixes a

date, such date

shall also be

the record date

for determining
the stockholders entitled

to vote at

such meeting unless

the Board determines,

at the time

it fixes such

record
date, that a later date

on or before the date

of the meeting shall be

the date for making such

determination.

If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or
to vote at

a meeting of

stockholders shall be

at the close

of business on

the day next

preceding the day

on
which notice is given, or,

if notice is waived, at

the close of business on

the day next preceding the

day on
which the

meeting is

held.

A determination of

stockholders of

record entitled

to notice

of or

to vote

at a
meeting of stockholders shall apply to any adjournment

of the meeting, but the Board may fix

a new record
date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as

the record

date for

stockholders entitled

to notice

of such

adjourned meeting

the same

or an

earlier
date

as

that

fixed

for

determination

of

stockholders

entitled

to

vote

in

accordance

with

the

foregoing
provisions of this Section 1.13 at the adjourned meeting.
Section 1.14.
Organization and Conduct of Meetings.

The Board Chair shall act as chairperson of
meetings

of

stockholders

of

the

Corporation.

The

Board

may

designate

any

director

or

officer

of

the
Corporation to act as

chairperson of any meeting

in the absence of

the Board Chair, and

only the Board may
further provide for determining who shall act as chairperson of any meeting of stockholders in the absence
of

the

Board

Chair

and

such

designee.

The

Board

may

adopt

by

resolution

such

rules,

regulations

and
procedures for the

conduct of any

meeting of stockholders

as it shall

deem appropriate.

Except to the

extent
inconsistent with

such rules,

regulations and

procedures as

adopted by

the Board,

the chairperson

of any
meeting of stockholders

shall have

the right and

authority to convene

and (for any

or no reason)

to recess
or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment

of

such

chairperson,

are

necessary,

appropriate

or

convenient

for

the

proper

conduct

of

the
meeting.

Such

rules,

regulations

or

procedures,

whether

adopted

by

the

Board

or

prescribed

by

the
chairperson

of

the

meeting,

may

include

the

following:

(a) the

establishment

of

an

agenda

or

order

of
business for the meeting; (b) the determination of when the

polls shall open and close for any given matter
to be voted on

at the meeting; (c) rules,

regulations and procedures for

maintaining order at the

meeting and
the safety

of those

present; (d) limitations

on attendance

at or

participation in

the meeting

to stockholders
of record of

the Corporation, their

duly authorized proxies

or such other

persons as the

chairperson of the
meeting shall determine; (e) restrictions on entry to the meeting after the time fixed for the commencement of the meeting; (f) limitations on the time allotted to questions or comments by participants; (g) removal of any

stockholder

or

any

other

individual

who

refuses

to

comply

with

meeting

rules,

regulations

or
procedures;

(h) the

conclusion, recess

or

adjournment

of the

meeting,

regardless of

whether a

quorum

is
present, to a

later date and

time and at

a place, if any,

announced at the meeting;

(i) restrictions on the use
of

audio

and

video

recording

devices,

cell

phones

and

other

electronic

devices;

(j) rules,

regulations

or
procedures

for

compliance

with

any

state

or

local

laws

or

regulations

including

those

concerning

safety,
health and

security; (k) procedures

(if any)

requiring attendees

to provide

the Corporation

advance notice
of

their

intent

to

attend

the

meeting;

and

(l) any

rules,

regulations

or

procedures

as

the

chairperson

may
deem

appropriate

regarding

the

participation

by

means

of

remote

communication

of

stockholders

and
proxyholders not physically present

at a meeting, whether

such meeting is to

be held at a

designated place
or solely

by means

of remote

communication.

The Board

or the

chairperson of

a stockholder

meeting, in
addition to making any other determinations that may be appropriate regarding the conduct of the meeting, shall determine

and declare

to the

meeting that

a matter

of business

was not

properly brought

before the
meeting, and, if the chairperson (or the Board) should so determine, the chairperson (or the Board) shall so declare to the meeting and any

such matter of business not properly brought

before the meeting shall not be
transacted

or

considered.

Except

to

the

extent

determined

by

the

Board

or

the

person

presiding

at

the
meeting,

meetings

of

stockholders

shall

not

be

required

to

be

held

in

accordance

with

the

rules

of
parliamentary procedure.
Section 1.15.
Inspectors of

Election.

In advance

of any

meeting of

stockholders of

the Corporation,
the

Board

Chair,

the

Chief

Executive

Officer

or

the

Board,

by

resolution,

shall

appoint

one

or

more
inspectors

to

act

at

the

meeting

and

make

a

written

report

thereof.

One

or

more

other

persons

may

be
designated as

alternate inspectors

to replace

any inspector

who fails

to act.

If no

inspector or

alternate is
able to act at a

meeting of stockholders, the chairperson

of the meeting shall appoint

one or more inspectors
to act at

the meeting.

Unless otherwise required by

applicable law, inspectors may

be officers, employees
or agents of the Corporation.

Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an

oath faithfully to execute the

duties of inspector with strict

impartiality and according
to the best of

such inspector’s ability.

The inspector shall have

the duties prescribed by

law and shall take
charge of the polls

and, when the vote

is completed, shall make

a certificate of the

result of the vote

taken
and of such other facts as may be required by applicable law.
Section 1.16.

Notice of Stockholder Proposals and Director Nominations.
(a)
Annual Meetings of Stockholders.

Nominations of persons for election to the Board
and

the

proposal

of

business

other

than

nominations

to

be

considered

by

the
stockholders may be made

at an annual meeting

of stockholders only:

(i) pursuant to
the Corporation’s notice of meeting (or any supplement thereto) with respect to such annual

meeting

given by

or

at

the

direction

of

the

Board

(or

any

duly

authorized
committee thereof), (ii) as

otherwise properly brought

before such annual

meeting by
or at the direction of the Board (or

any duly authorized committee thereof) or (iii) by
any stockholder of the Corporation who (A) is

a stockholder of record at the time

of
the

giving

of

the

notice

provided

for

in

this

Section 1.16

through

the

date

of

such
annual meeting, (B) is entitled to vote at such annual meeting and (C) complies with the

notice

procedures

set

forth

in

this

Section 1.16.

For

the

avoidance

of

doubt,
compliance

with

the

foregoing

clause (iii)

shall

be

the

exclusive

means

for

a
stockholder

to

make

nominations,

or

to

propose

any

other

business

(other

than

a
proposal included in

the Corporation’s

proxy materials pursuant

to and in

compliance
with Rule 14a-8

under the

Securities Exchange Act

of 1934,

as amended

(such act,
and

the

rules

and

regulations

promulgated

thereunder,

the

“Exchange Act”)),

at

an
annual meeting of stockholders.

(b)
Timing

of

Notice

for

Annual

Meetings.

In

addition

to

any

other

applicable
requirements,

for

nominations

or

other

business

to

be

properly

brought

before

an
annual

meeting

by

a

stockholder

pursuant

to

Section 1.16(a)(iii)

above,

the
stockholder

must

have

given

timely

notice

thereof

in

proper

written

form

to

the
Secretary, and, in the case of business

other than nominations, such business must be
a proper matter for

stockholder action.

To be timely, such

notice must be received

by
the Secretary

at the

principal executive

offices of

the Corporation

not later

than the
Close

of

Business

on

the

90th day,

or

earlier

than

the

120th day,

prior

to

the

first
anniversary

of

the

date

of

the

preceding

year’s

annual

meeting

of

stockholders;
provided, however, that

if the date

of the annual

meeting of stockholders

is more than
30 days prior

to, or

more than

60 days after,

the first

anniversary of

the date

of the
preceding year’s

annual meeting

or if

no annual

meeting was

held in

the preceding
year,

to

be

timely,

a

stockholder’s

notice

must

be

so

received

not

earlier

than

the
120th day prior

to such

annual meeting

and not

later than

the Close

of Business

on
the

later

of

(i) the

90th day

prior

to

such

annual

meeting

and

(ii) the

tenth

day
following the

day on

which Public

Disclosure (as

defined below)

of the

date of

the
meeting is first made by the

Corporation.

In no event shall the adjournment, recess,
postponement,

judicial

stay

or

rescheduling

of

an

annual

meeting

(or

the

Public
Disclosure thereof) commence a new time period (or extend any time period) for the giving of notice as described above.
(c)
Form of Notice.

To be in

proper written form,

the notice of

any stockholder of

record
giving notice under this Section 1.16 (each, a “Noticing Party”) must set forth:
(i)
as to

each person

whom such

Noticing Party

proposes to

nominate for

election
or reelection as a director (each, a “Proposed Nominee”), if any:
(A)
the

name,

age,

business

address

and

residential

address

of

such
Proposed Nominee;
(B)
the principal occupation and

employment of such Proposed

Nominee;
(C)
a

written

questionnaire

with

respect

to

the

background

and
qualifications

of

such

Proposed

Nominee,

completed

by

such
Proposed

Nominee

in

the

form

required

by

the

Corporation

(in

the
form

to

be

provided

by

the

Secretary

upon

written

request

of

any
stockholder of record within ten days after receiving such request);
(D)
a written

representation and

agreement completed

by such

Proposed
Nominee in

the form

required by

the Corporation

(in the

form to

be
provided by the Secretary upon

written request of any stockholder

of
record

within

ten

days

after

receiving

such

request)

providing

that
such Proposed Nominee:

(I) is not and will

not become a party

to any
agreement, arrangement or understanding with,

and has not given any
commitment

or

assurance

to,

any

person

or

entity

as

to

how

such
Proposed Nominee, if

elected as a

director of the

Corporation, will act
or vote on

any issue

or question

(a “Voting Commitment”)

that has not
been

disclosed

to

the

Corporation

or

any

Voting

Commitment

that
could

limit

or

interfere

with

such

Proposed

Nominee’s

ability

to
comply, if

elected as

a director

of the

Corporation, with

such Proposed
Nominee’s fiduciary

duties under

applicable law;

(II) is not

and will

not become

a party

to any

agreement, arrangement

or understanding
with any

person or

entity other

than the

Corporation with

respect to
any

direct

or

indirect

compensation,

reimbursement

or
indemnification in

connection with

service or

action as

a director

or
nominee with

respect to

the Corporation

that has

not been

disclosed
to

the

Corporation;

(III) will,

if

elected

as

a

director

of

the
Corporation,

comply

with

all

applicable

rules

of

any

securities
exchanges

upon

which

the

Corporation’s

securities

are

listed,

the
Certificate

of

Incorporation,

these

Bylaws,

all

applicable

publicly
disclosed

corporate

governance,

ethics,

conflict

of

interest,
confidentiality,

stock

ownership

and

trading

policies

and

all

other
guidelines

and

policies

of

the

Corporation

generally

applicable

to
directors (which other

guidelines and

policies will be

provided to such
Proposed

Nominee

within

five

business

days

after

the

Secretary
receives any

written request

therefor from

such Proposed

Nominee),
and

all

applicable

fiduciary

duties

under

state

law;

(IV) consents

to
being named

as a

nominee in

the Corporation’s

proxy statement

and
form of proxy for the

meeting and consents to the

public disclosure of
information regarding or

relating to such

Proposed Nominee provided
to the Corporation

by such Proposed

Nominee or otherwise

pursuant
to these

Bylaws; (V) intends

to serve

a full

term as

a director

of the
Corporation,

if

elected;

and

(VI) will

provide

facts,

statements

and
other information in all communications with the

Corporation and its
stockholders that are

or will be

true and correct

in all material

respects
and that

do not and

will not omit

to state

any fact necessary

in order
to

make

the

statements

made,

in

light

of

the

circumstances

under
which they are made, not misleading in any material respect;
(E)
a description

of all

direct and

indirect compensation

and other

material
monetary

agreements,

arrangements

or

understandings,

written

or
oral, during the past three years, and any other material relationships, between or among such Proposed Nominee, on the one

hand, and any
Noticing

Party

or

any

Stockholder

Associated

Person

(as

defined
below) (other

than such

Proposed Nominee),

on the

other hand,

or that
such

Proposed

Nominee

knows

any

of

such

Proposed

Nominee’s
Associates

(as

defined

below)

has

with

any

Noticing

Party

or

any
Stockholder Associated Person,

including all

information that

would
be required

to be

disclosed pursuant

to Item 404

promulgated under
Regulation S-K

as

if

such

Noticing

Party

and

any

Stockholder
Associated

Person

(other

than

the

Proposed

Nominee)

were

the
“registrant” for purposes

of such rule

and the Proposed

Nominee were
a director or executive officer of such registrant;
(F)
a

description

of

any

business

or

personal

interests

that

would
reasonably be expected

to place such

Proposed Nominee in

a potential
conflict of interest with the Corporation or any of its subsidiaries;
(G)
the

date(s)

of

first

contact

between

the

Noticing

Party

or

any
Stockholder Associated

Person,

on

the

one

hand,

and

the

Proposed
Nominee,

on

the

other

hand,

with

respect

to

any

proposed

nomination(s) of any person(s) (including the Proposed Nominee) for election as a director of the Corporation; and
(H)
all

other

information

relating

to

such

Proposed

Nominee

or

such
Proposed Nominee’s

Associates that

would be

required to

be disclosed
in a proxy statement

in connection with the

solicitation of proxies by
such

Noticing

Party

or

any

Stockholder

Associated

Person

for

the
election

of

directors

in

a

contested

election

pursuant

to

the

Proxy
Rules (as defined below);
(ii)
as to any other business that such Noticing

Party proposes to bring before the
meeting:
(A) a description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting;
(B)
the text of

the proposal or

business (including the

complete text of

any
resolutions

proposed

for

consideration

and,

in

the

event

that

such
business includes a

proposal to amend

the Certificate of

Incorporation
or these Bylaws, the text of the proposed amendment); and
(C)
all other information relating to such

business that would be required
to be disclosed

in a proxy

statement in connection

with the solicitation
of

proxies

by

such

Noticing

Party

or

any

Stockholder

Associated
Person

in

support

of

such

proposed

business

pursuant

to

the

Proxy
Rules; and
(iii) as to such Noticing Party and each Stockholder Associated Person:
(A)
the

name

and

address

of

such

Noticing

Party

and

each

Stockholder
Associated

Person

(including,

as

applicable,

as

they

appear

on

the
Corporation’s books and records);
(B)
the class, series and number

of shares of each class

or series of capital
stock (if any) of

the Corporation that are,

directly or indirectly, owned
beneficially or

of record

(specifying the

type of

ownership) by

such
Noticing Party

or any

Stockholder Associated Person

(including any
right to

acquire beneficial

ownership at

any time

in the

future, whether
such right is exercisable

immediately or only after

the passage of time
or the fulfillment of

a condition) and the date

or dates on which

such
shares were acquired;
(C)
the name of each

nominee holder for,

and number of, any

securities of
the Corporation

owned beneficially

but not

of record

by such

Noticing
Party or

any Stockholder Associated

Person and

any pledge

by such
Noticing Party

or any Stockholder Associated

Person with respect

to
any of such securities;
(D)
(I) a

description

of

all

agreements,

arrangements

or

understandings,
written

or

oral,

(including

any

derivative

or

short

positions,

profit
interests,

hedging

transactions,

forwards,

futures,

swaps,

options,
warrants,

convertible

securities, stock

appreciation

or

similar rights,

repurchase

agreements

or

arrangements,

borrowed

or

loaned

shares
and

so-called

“stock

borrowing”

agreements

or

arrangements)

that
have been entered into by, or on behalf of, such Noticing Party or any
Stockholder

Associated

Person,

the

effect

or

intent

of

which

is

to
mitigate loss, manage risk or benefit from changes in the price of any securities

of

the

Corporation,

or

maintain,

increase

or

decrease

the
voting

power of

such Noticing

Party or

any

Stockholder Associated
Person

with

respect

to

securities

of

the

Corporation,

whether

or

not
such instrument

or right

shall be

subject to

settlement in

underlying
shares

of

capital

stock

of

the

Corporation

(any

of

the

foregoing,

a
“Derivative

Instrument”)

and

(II) all

other

information

relating

to
Derivative

Instruments

that

would

be

required

to

be

disclosed

in

a
proxy statement in connection with the solicitation

of proxies by such
Noticing Party or

any Stockholder

Associated Person in

support of the
business proposed

by such

Noticing Party,

if any,

or for

the election
of any

Proposed Nominee

in a

contested election

pursuant to

the Proxy
Rules

if

the

creation,

termination

or

modification

of

Derivative
Instruments were

treated the

same as

trading in

the securities

of the
Corporation under the Proxy Rules;
(E)
any

substantial

interest,

direct

or

indirect

(including

any

existing

or
prospective commercial, business or contractual relationship with the
Corporation),

of

such

Noticing

Party

or,

to

the

knowledge

of

such
Noticing

Party

(or

the

beneficial

owner(s)

on

whose

behalf

such
Noticing

Party

is

submitting

a

notice

to

the

Corporation),

any
Stockholder Associated Person in the Corporation or any

Affiliate (as
defined below)

thereof or

in the

proposed business

or nomination(s)
to be

brought before

the meeting

by such

Noticing Party,

other than
an interest arising

from the ownership

of Corporation securities

where
such Noticing

Party or

such Stockholder Associated

Person receives
no extra or

special benefit not

shared on a
pro rata

basis by all

other
holders of the same class or series;
(F)
a

description

of

all

agreements,

arrangements

or

understandings,
written

or

oral,

(I) between

or

among

such

Noticing

Party

and

any
Stockholder

Associated

Person

or

(II) between

or

among

such
Noticing

Party

or,

to

the

knowledge

of

such

Noticing

Party

(or

the
beneficial owner(s)

on whose

behalf such

Noticing Party

is submitting
a notice

to the

Corporation), any

Stockholder Associated Person and
any other person

or entity

(naming each such

person or

entity), in each
case,

relating

to

acquiring,

holding,

voting

or

disposing

of

any
securities

of

the

Corporation,

including

any

proxy

(other

than

any
revocable proxy given in

response to a solicitation

made pursuant to,
and

in

accordance

with,

the

Proxy

Rules

by

way

of

a

solicitation
statement filed on Schedule 14A);
(G)
any

rights

to

dividends

on

the

shares

of

the

Corporation

owned
beneficially

by

such

Noticing

Party

or

any

Stockholder Associated
Person that

are separated

or separable

from the

underlying shares

of
the Corporation;

(H)
any proportionate

interest in

shares of

the Corporation

or Derivative
Instruments

held,

directly

or

indirectly,

by

a

general

or

limited
partnership, limited liability company or

similar entity in which

such
Noticing Party

or any

Stockholder Associated Person

(I) is a

general
partner

or,

directly

or

indirectly,

beneficially

owns

an

interest

in

a
general

partner

of

such

general

or

limited

partnership

or

(II) is

the
manager,

managing

member

or,

directly

or

indirectly,

beneficially
owns an interest in the manager or managing member of such limited liability company or similar entity;
(I)
any

Derivative

Instruments

in

or

beneficial

ownership

of

any
securities of

(in each

case, with

a market

value of

more than

$100,000)
any

competitor

of

the

Corporation

identified

in

Part I,

Item 1

of

the
annual report on

Form 10-K or amendment

thereto most recently

filed
by the Corporation with

the Securities and Exchange

Commission or
in

Item 8.01

of

any

current

report

on

Form

8-K

filed

by

the
Corporation with the Securities and Exchange Commission thereafter but prior to

the tenth day

before the deadline

for a

stockholder’s notice
under this Section 1.16 (each, a “Principal Competitor”) held by such
Noticing Party or any Stockholder Associated Person;
(J)
any direct or indirect interest

(other than solely as a result

of security
ownership)

of

such

Noticing

Party

or

any

Stockholder

Associated
Person

in

any

agreement

with

the

Corporation,

any Affiliate

of

the
Corporation or any Principal

Competitor (including any employment
agreement, collective bargaining

agreement or consulting

agreement);
(K)
a

representation

that

(I) neither

such

Noticing

Party

nor

any
Stockholder

Associated

Person

has

breached

any

agreement,
arrangement

or

understanding

with

the

Corporation

except

as
disclosed

to

the

Corporation

pursuant

hereto

and

(II) such

Noticing
Party and each Stockholder

Associated Person has complied, and will
comply,

with

all

applicable

requirements

of

state

law

and

the
Exchange Act

with respect to

the matters set

forth in this

Section 1.16;
(L)
a description

of the

investment strategy

or objective,

if any,

of such
Noticing

Party

(or

the

beneficial

owner(s)

on

whose

behalf

such
Noticing Party is submitting a notice to the Corporation);
(M)
all

information

that

would

be

required

to

be

set

forth

in

a
Schedule 13D filed

pursuant to

Rule 13d-1(a) under

the Exchange

Act
or an

amendment pursuant

to Rule 13d-2(a)

under the

Exchange Act
if such a

statement were required

to be filed

under the Exchange Act
by

such

Noticing

Party

or

any

Stockholder Associated

Person

with
respect to

the Corporation

(regardless of

whether such

person or

entity
is actually required to file

a Schedule 13D), including a description

of
any agreement, arrangement or understanding that

would be required
to be disclosed by such Noticing Party or any Stockholder

Associated
Person pursuant to Item 5 or Item 6 of Schedule 13D;

(N)
a

certification

that

such

Noticing

Party

and

each

Stockholder
Associated Person has complied with all

applicable federal, state and
other legal

requirements in

connection with

such Noticing Party’s

or
Stockholder Associated

Person’s acquisition of shares of capital

stock
or

other

securities

of

the

Corporation

and

such

Noticing

Party’s

or
Stockholder Associated

Person’s acts or omissions

as a stockholder of
the

Corporation,

if

such

Stockholder

Associated

Person

is

a
stockholder of the Corporation; and
(O)
all

other

information

relating

to

such

Noticing

Party

or

any
Stockholder Associated Person that

would be required to be disclosed
in a proxy statement

in connection with the

solicitation of proxies by
such Noticing Party or any Stockholder Associated Person in support of

the

business

proposed

by

such

Noticing

Party,

if

any,

or

for

the
election of any Proposed Nominee in a contested election pursuant to the Proxy Rules;
provided,

however,

that

the

disclosures

described

in

the

foregoing
subclauses (A) through

(O) shall

not include

any such

disclosures with

respect
to

the

ordinary

course

business

activities

of

any

depositary

or

any

broker,
dealer, commercial bank,

trust company or

other nominee who

is a Noticing
Party solely

as a

result of

being the

stockholder directed

to prepare

and submit
the notice required by

these Bylaws on

behalf of a

beneficial owner (any

such
entity, an “Exempt Party”).
(iv)
a

representation

that

such

Noticing

Party

intends

to

appear

or

cause

a
Qualified Representative (as defined below) of such

Noticing Party to appear
at

the

meeting

to

bring

such

business

before

the

meeting

or

nominate

any
Proposed

Nominees,

as

applicable,

and

an

acknowledgment

that,

if

such
Noticing

Party

(or

a

Qualified

Representative

of such

Noticing

Party)

does
not appear to

present such business

or Proposed Nominees,

as applicable, at
such

meeting,

the

Corporation

need

not

present

such

business

or

Proposed
Nominees for a vote at such meeting, notwithstanding that proxies in respect
of such vote may have been received by the Corporation;
(v)
a description of any pending

or, to the knowledge of

such Noticing Party (or
the beneficial owner(s)

on whose behalf

such Noticing Party

is submitting a
notice

to

the

Corporation),

threatened

legal

proceeding

or

investigation

in
which such Noticing Party

or any Stockholder

Associated Person is a

party or
participant directly involving or directly relating to the Corporation or, to the knowledge of

such Noticing

Party (or

the beneficial

owner(s) on

whose behalf
such Noticing Party is submitting a notice to the Corporation), any current or former officer, director or Affiliate of the Corporation;
(vi)
identification

of

the

names

and

addresses

of

other

stockholders

(including
beneficial owners) known by such Noticing Party (or the beneficial owner(s)
on whose

behalf such

Noticing Party

is submitting

a notice

to the

Corporation)
to provide

financial support

of the

nomination(s) or

other business

proposal(s)
submitted

by

such

Noticing

Party

and,

to

the

extent

known,

the

class

and
number of shares of

the Corporation’s capital stock owned

beneficially or of
record by such other stockholder(s) or other beneficial owner(s); and

(vii)
a representation from such Noticing

Party as to whether such

Noticing Party
or any

Stockholder Associated Person

intends or

is part

of a

group (as

such
term is used in Rule 13d-5

under the Exchange

Act) that intends to (A) solicit
proxies

in

support

of

the

election

of

any

Proposed

Nominee

in

accordance
with

Rule 14a-19

under

the

Exchange

Act

or

(B) engage

in

a

solicitation
(within

the

meaning

of

Exchange

Act

Rule 14a-1(l))

with

respect

to

the
nomination of any Proposed Nominee or proposed business to

be considered
at

the

meeting,

as

applicable,

and,

if

so,

the

name

of

each

participant

(as
defined in

Instruction 3 to

Item 4 of

Schedule 14A under the

Exchange Act)
in such solicitation.
(d)
Additional

Information.

In

addition

to

the

information

required

pursuant

to

the
foregoing provisions of this Section 1.16, the Corporation

may require any Noticing
Party

to

furnish

such

other

information

that

would

reasonably

be

expected

to

be
material

to

a

reasonable

stockholder’s

understanding

of

(i) any

item

of

business
proposed

by

such

Noticing

Party

under

this

Section 1.16,

(ii) the

solicitation

of
proxies

from

the

Corporation’s

stockholders

by

the

Noticing

Party

(or

any
Stockholder Associated Person) or (iii) the

eligibility, suitability or

qualifications of
a Proposed Nominee to

serve as a director

of the Corporation

or the independence, or
lack thereof,

of such

Proposed Nominee, under

the listing

standards of

each securities
exchange upon which

the Corporation’s securities

are listed, any

applicable rules of
the Securities and

Exchange Commission, any

publicly disclosed standards

used by
the Board

in selecting

nominees for

election

as a

director

and for

determining

and
disclosing

the

independence

of

the

Corporation’s

directors,

including

those
applicable

to

a

director’s

service

on

any

of

the

committees

of

the

Board,

or

the
requirements

of

any

other

laws

or

regulations

applicable

to

the

Corporation.

If
requested

by

the

Corporation,

any

supplemental

information

required

under

this
paragraph

shall

be

provided

by

a

Noticing

Party

within

ten

days

after

it

has

been
requested by the Corporation.
(e)
Special Meetings

of Stockholders.

Only such

business shall

be conducted

at a

special
meeting of

stockholders as

shall have

been brought

before the

meeting pursuant

to
the

Corporation’s

notice

of

meeting

(or

any

supplement

thereto).

Nominations

of
persons for election

to the Board

may be made

at a special

meeting of stockholders
at which

directors are

to be

elected pursuant

to the

Corporation’s notice

of meeting
(or

any

supplement

thereto)

(i) by

or

at

the

direction

of

the

Board

(or

any

duly
authorized

committee

thereof)

or

(ii) provided

that

one

or more

directors are

to

be
elected

at

such

meeting

pursuant

to

the

Corporation’s

notice

of

meeting,

by

any
stockholder of the Corporation who (A)

is a stockholder of record on

the date of the
giving

of

the

notice

provided

for

in

this

Section 1.16(e)

through

the

date

of

such
special meeting, (B) is

entitled to vote

at such special

meeting and upon

such election
and

(C) complies

with

the

notice

procedures

set

forth

in

this

Section 1.16(e).

In
addition to any

other applicable

requirements, for

director nominations

to be properly
brought

before

a

special

meeting

by

a

stockholder

pursuant

to

the

foregoing
clause (ii), such stockholder must have given

timely notice thereof in proper written
form to the Secretary.

To be timely, such notice must be received by the Secretary

at
the

principal

executive

offices

of

the

Corporation

not

earlier

than

the

Close

of
Business on the 120th day prior

to such special meeting and not

later than the Close
of Business on the

later of (x) the 90th day prior

to such special meeting and

(y) the
tenth day following the day on which Public Disclosure of the date of the meeting is first

made

by

the

Corporation.

In

no

event

shall

an

adjournment,

recess,

postponement,

judicial

stay

or

rescheduling

of

a

special

meeting

(or

the

Public
Disclosure thereof) commence a new time period (or extend any time period) for the giving of

a stockholder’s

notice as

described above.

To be

in proper

written form,
such notice shall include all information required pursuant

to Section 1.16(c) above,
and such stockholder and any

Proposed Nominee shall comply

with Section 1.16(d)
above, as if such notice

were being submitted in connection

with an annual meeting
of stockholders.
(f) General.
(i)
No person shall be

eligible for election as

a director of the

Corporation unless
the person

is nominated by

a stockholder

in accordance with

the procedures
set forth in this Section 1.16 or the person is nominated by the Board, and no business shall

be conducted

at a

meeting of

stockholders of

the Corporation
except pursuant to Rule 14a-8

under the Exchange Act and business brought
by

a

stockholder

in

accordance

with

the

procedures

set

forth

in

this
Section 1.16

or

by

the

Board.

The

number

of

Proposed

Nominees

a
stockholder may

include in

a notice

under this

Section 1.16 may

not exceed
the

number

of

directors

to

be

elected

at

such

meeting

(based

on

public
disclosure

by

the

Corporation

prior

to

the

date

of

such

notice),

and

for

the
avoidance of doubt, no

stockholder shall be entitled

to identify any additional
or substitute

persons as

Proposed Nominees

following the

expiration of

the
time

periods

set

forth

in

Section 1.16(b)

or

Section 1.16(e),

as

applicable.

Except

as

otherwise

provided

by

law,

the

Board

or

the

chairperson

of

a
meeting shall have

the power and

the duty to

determine whether a

nomination
or any business proposed to be brought before the meeting

has been made or
proposed in accordance with the procedures set forth in these Bylaws, and, if the

Board

or

the

chairperson

of

the

meeting

determines

that

any

proposed
nomination

or

business

was

not

properly

brought

before

the

meeting,

the
chairperson (or the Board)

shall declare to the

meeting that such nomination
shall be disregarded

or such

business shall not

be transacted, and

no vote shall
be taken with respect to such nomination

or proposed business, in each case,
notwithstanding

that

proxies

with

respect

to

such

vote

may

have

been
received

by

the

Corporation.

Notwithstanding

the

foregoing

provisions

of
this Section 1.16, unless

otherwise required by

law, if the

Noticing Party (or
a

Qualified

Representative

of

the

Noticing

Party)

proposing

a

nominee

for
director

or

business

to

be

conducted

at

a

meeting

does

not

appear

at

the
meeting

of

stockholders

of

the

Corporation

to

present

such

nomination

or
propose such

business, such

proposed nomination

shall be

disregarded or

such
proposed business shall not be transacted, as applicable, and no vote shall be
taken with respect to such nomination or proposed business, notwithstanding that

proxies

with

respect

to

such

vote

may

have

been

received

by

the
Corporation.
(ii)
A

Noticing Party shall

update such

Noticing Party’s notice

provided under the
foregoing

provisions

of

this

Section 1.16,

if

necessary,

such

that

the
information provided

or required

to be

provided in

such notice

shall be

true
and correct

in all

material respects

as of (A) the

record date

for determining
the stockholders entitled to

receive notice of the

meeting and (B) the date

that
is ten business days prior to the

meeting (or any postponement, rescheduling
or

adjournment

thereof),

and

such

update

shall

(I) be

received

by

the

Secretary

at

the

principal

executive

offices

of

the

Corporation

(x) not

later
than

the

Close

of

Business

five

business

days

after

the

record

date

for
determining the stockholders

entitled to receive

notice of such

meeting (in the
case of an update required

to be made under clause (A))

and (y) not later than
the Close of Business seven business days prior to the date of the meeting or, if practicable,

any postponement,

rescheduling or

adjournment thereof

(and,
if not

practicable, on

the first

practicable date

prior to

the date

to which

the
meeting

has

been

postponed,

rescheduled

or

adjourned)

(in

the

case

of

an
update required

to be

made pursuant

to clause (B)),

(II) be made

only to

the
extent

that

information

has

changed

since

such

Noticing

Party’s

prior
submission and (III) clearly identify

the information that has

changed in any
material

respect

since

such

Noticing

Party’s

prior

submission.

For

the
avoidance

of

doubt,

any

information

provided

pursuant

to

this
Section 1.16(f)(ii)

shall

not

be

deemed

to

cure

any

deficiencies

or
inaccuracies in a

notice previously

delivered pursuant to

this Section 1.16 and
shall

not

extend

the

time

period

for

the

delivery

of

notice

pursuant

to

this
Section 1.16.

If a

Noticing Party

fails to

provide any

update in

accordance
with the foregoing provisions of this Section 1.16(f)(ii), the information as to
which such written update relates

may be deemed not to have

been provided
in accordance with this Section 1.16.
(iii)
If

any

information

submitted

pursuant

to

this

Section 1.16

by

any

Noticing
Party

nominating

individuals

for

election

or

reelection

as

a

director

or
proposing

business

for

consideration

at

a

stockholder

meeting

shall

be
inaccurate in

any material

respect (as

determined by

the Board

or a

committee
thereof),

such

information

may

be

deemed

not

to

have

been

provided

in
accordance with this

Section 1.16.

Any such Noticing

Party shall notify

the
Secretary in

writing at

the principal

executive offices

of the

Corporation of
any material

inaccuracy or

change in

any information

submitted pursuant

to
this

Section 1.16

(including

if

any

Noticing

Party

or

any

Stockholder
Associated Person no longer intends to solicit proxies in accordance with the representation made pursuant to Section 1.16(c)(vii)(A)) within two business days

after

becoming aware

of such

material

inaccuracy

or change,

and any
such

notification

shall

clearly

identify

the

inaccuracy

or

change,

it

being
understood that

no such

notification may

cure any

deficiencies or

inaccuracies
with respect

to any

prior submission

by such

Noticing Party.

Upon written
request

of

the

Secretary

on

behalf

of

the

Board

(or

a

duly

authorized
committee

thereof),

any

such

Noticing

Party

shall

provide,

within

seven
business

days

after

delivery

of

such

request

(or

such

other

period

as

may
reasonably be specified in such request),

(A) written verification, reasonably
satisfactory to the Board, any

committee thereof or any authorized

officer of
the Corporation,

to demonstrate

the accuracy

of any

information submitted

by
such

Noticing

Party

pursuant

to

this

Section 1.16

and

(B) a

written
affirmation of any information submitted

by such Noticing Party pursuant to
this Section 1.16

as of an

earlier date.

If a Noticing

Party fails

to provide such
written verification

or affirmation

within such

period, the

information as

to
which written

verification or

affirmation was

requested may

be deemed

not
to have been provided in accordance with this Section 1.16.
(iv) Notwithstanding anything herein to the contrary, if (A) any Noticing Party or any

Stockholder

Associated

Person

provides

notice

pursuant

to

Rule 14a-

19(b)

under

the

Exchange Act

with

respect

to

any

Proposed

Nominee

and
(B) (1) such

Noticing

Party

or

Stockholder Associated

Person

subsequently
either

(x) notifies

the

Corporation

that

such

Noticing

Party

or

Stockholder
Associated

Person

no

longer

intends

to

solicit

proxies

in

support

of

the
election

or

reelection

of

such

Proposed

Nominee

in

accordance

with
Rule 14a-19(b)

under

the

Exchange

Act

or

(y) fails

to

comply

with

the
requirements of Rule 14a-19(a)(2)

or Rule 14a-19(a)(3) under

the Exchange
Act

(or

fails

to

timely

provide

reasonable

evidence

sufficient

to

satisfy

the
Corporation that

such Noticing

Party or

Stockholder Associated

Person has
met

the

requirements

of

Rule 14a-19(a)(3)

under

the

Exchange

Act

in
accordance with

the following

sentence) and

(2) no other

Noticing Party

or
Stockholder

Associated Person that

has provided notice

pursuant to Rule 14a-
19(b) under the Exchange Act with respect to

such Proposed Nominee (x) to
the

Corporation’s

knowledge

based

on

information

provided

pursuant

to
Rule 14a-19 under

the Exchange Act or

these Bylaws,

still intends

to solicit
proxies in support of the

election or reelection of such

Proposed Nominee in
accordance

with

Rule 14a-19(b)

under

the

Exchange

Act

and

(y) has
complied with

the requirements

of Rule 14a-19(a)(2)

and Rule 14a-19(a)(3)
under

the

Exchange

Act

and

the

requirements

set

forth

in

the

following
sentence, then

the nomination

of such

Proposed Nominee

shall be

disregarded
and

no

vote

on

the

election

of

such

Proposed

Nominee

shall

occur
(notwithstanding that proxies in respect of such vote may have been received
by the Corporation).

Upon request by the Corporation, if any Noticing Party
or any Stockholder Associated Person

provides notice pursuant

to Rule 14a-
19(b)

under

the

Exchange

Act,

such

Noticing

Party

shall

deliver

to

the
Secretary, no

later than

five business

days prior

to the

applicable meeting

date,
reasonable

evidence

that

the

requirements

of

Rule 14a-19(a)(3)

under

the
Exchange Act have been satisfied.
(v)
In addition to complying with

the foregoing provisions of this

Section 1.16, a
stockholder

shall

also

comply

with

all

applicable requirements

of

state

law
and the

Exchange

Act with

respect to

the matters

set forth

in this

Section 1.16.

Nothing

in

this

Section 1.16

shall

be

deemed

to

affect

any

rights

of
(A) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant

to Rule 14a-8

under the

Exchange Act, (B) stockholders
to

request

inclusion

of

nominees

in

the

Corporation’s

proxy

statement
pursuant to the Proxy

Rules or (C) the

holders of any series

of preferred stock
to elect

directors pursuant

to any

applicable provisions

of the

Certificate of
Incorporation.
(vi)
Any written

notice,

supplement, update

or other

information required

to be
delivered

by

a

stockholder

to

the

Corporation

pursuant

to

this

Section 1.16
must be

given by

personal delivery, by

overnight courier

or by

registered or
certified mail, postage prepaid, to

the Secretary at the Corporation’s

principal
executive offices

and shall

be deemed

not to

have been

delivered unless

so
given.
(vii) For purposes of these Bylaws:
(A)
“Affiliate” and

“Associate” each

shall have

the respective

meanings
set forth in Rule 12b-2 under the Exchange Act;

(B)
“beneficial owner”

or “beneficially

owned” shall

have the

meaning set
forth for such terms in Section 13(d) of the Exchange Act;
(C)
“Close

of

Business”

shall

mean

5:00 p.m. Eastern

Time

on

any
calendar day, whether or not the day is a business day;
(D)
“Proxy

Rules”

shall

mean

Section 14

of

the

Exchange Act

and

the
rules promulgated thereunder;
(E)
“Public Disclosure” shall

mean disclosure in

a press release

reported
by

a

national

news

service

or

in

a

document

publicly

filed

by

the
Corporation with

the Securities

and Exchange

Commission pursuant
to Section 13, 14 or 15(d) of the Exchange Act;
(F)
a

“Qualified

Representative”

of

a

Noticing

Party

means

(I) a

duly
authorized officer, manager or partner of such Noticing Party or (II) a person authorized by a writing

executed by such Noticing Party (or

a
reliable

reproduction

or

electronic

transmission

of

the

writing)
delivered

by

such

Noticing

Party

to

the

Corporation

prior

to

the
making of

any nomination

or proposal

at a

stockholder meeting

stating
that such person is authorized to act for

such Noticing Party as proxy
at

the

meeting

of

stockholders,

which

writing

or

electronic
transmission,

or

a

reliable

reproduction

of

the

writing

or

electronic
transmission, must be produced at the meeting of stockholders; and
(G)
“Stockholder

Associated

Person”

shall

mean,

with

respect

to

a
Noticing

Party

and

if

different

from

such

Noticing

Party,

any
beneficial owner

of shares

of stock

of the

Corporation on

whose behalf
such

Noticing

Party

is

providing

notice

of

any

nomination

or

other
business

proposed:

(I) any

person

or

entity

who

is

a

member

of

a
group

(as

such term

is

used in

Rule 13d-5 under

the

Exchange Act)
with such

Noticing Party

or such

beneficial owner(s)

with respect

to
acquiring,

holding,

voting

or

disposing

of

any

securities

of

the
Corporation,

(II) any

Affiliate

or

Associate

of

such

Noticing

Party
(other

than

any

Noticing

Party

that

is

an

Exempt

Party)

or

such
beneficial owner(s),

(III) any

participant (as

defined in

Instruction 3
to

Item 4

of

Schedule 14A)

with

such

Noticing

Party

or

such
beneficial

owner(s)

with

respect

to

any

proposed

business

or
nomination,

as

applicable,

under

these

Bylaws,

(IV) any

beneficial
owner of shares of stock of

the Corporation owned of record

by such
Noticing Party

(other than

a Noticing

Party that

is an

Exempt Party)
and (V) any Proposed Nominee.
ARTICLE II
DIRECTORS
Section 2.1.
Number; Eligibility.

Within the limit set forth in the Certificate

of Incorporation, the
number of

directors that shall

constitute the entire

Board shall be

fixed, from time

to time, exclusively

by
the Board, subject to the rights of the holders of any series of preferred stock with respect to the election of directors, if

any.

No person

shall be

eligible for

election or

appointment as

a director

unless such

person
has, within

ten days

following any

reasonable request

therefor from

the Board

or any

committee thereof,
made himself or herself available

to be interviewed by the

Board (or any committee or

other subset thereof)

with respect to

such person’s qualifications

to serve as

a director or

any other matter

reasonably related to
such person’s candidacy or service as a director of the Corporation.
Section 2.2.
Duties and Powers.

The business and affairs of

the Corporation shall be managed by
or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful

acts

and

things

as

are

not

by

law,

the

Certificate

of

Incorporation

or

these

Bylaws

required

to

be
exercised or done by the stockholders.
Section 2.3.
Meetings.

The Board may

hold meetings, both

regular and special,

either within or
without the State of

Delaware.

Regular meetings of the

Board may be held

at such time and

at such place
as may from time to time be determined by the Board.

Special meetings of the Board may be called by the
Board Chair (if there

be one), the Chief

Executive Officer or the

Board and shall be

held at such place,

on
such date and at such time as he, she or it shall specify.
Section 2.4.
Notice.

Notice of

any meeting

of the

Board stating

the place,

date and

time of

the
meeting shall be given

to each director by

mail posted not less

than five days before

the date of the

meeting,
by nationally recognized overnight courier

deposited not less than two

days before the date of

the meeting
or

by

email,

facsimile

or other

means

of

electronic

transmission

delivered

or

sent

not less

than

24 hours
before

the

date

and

time

of

the

meeting,

or

on

such

shorter

notice

as

the

person

or

persons

calling

such
meeting may

deem necessary

or appropriate

under the

circumstances.

If mailed

or sent

by overnight

courier,
such notice shall be deemed to be given at the time when it is deposited in the United States mail with first
class

postage

prepaid

or

deposited

with

the

overnight

courier.

Notice

by

facsimile

or

other

electronic
transmission shall be deemed

given when the notice

is transmitted.

Any director may waive

notice of any
meeting before or

after the meeting.

The attendance of

a director at

any meeting shall

constitute a waiver
of notice

of such

meeting, except

where the

director attends

the meeting

for the

express purpose

of objecting,
and does so

object, at the

beginning of the

meeting to the

transaction of any

business because the

meeting
is not lawfully called or convened.

Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board

need be specified in any

notice of such meeting unless

so required by law.

A meeting may be

held at any

time without notice

if all of

the directors are

present or if

those not present
waive notice of the meeting in accordance with Section 5.6 of these Bylaws.
Section 2.5.
Board Chair;

Board Vice

Chair.

The Board

Chair shall

be chosen

from among

the
directors and may be

the Chief Executive Officer.

Except as otherwise provided

by law, the Certificate

of
Incorporation or Section 2.6 or Section

2.7 of these Bylaws, the

Board Chair shall preside at

all meetings of
stockholders and of the Board.

The Board Chair shall have such other powers and duties as may from time to time be

assigned by the

Board.

The Board may

also choose a

Board Vice

Chair from among

the directors,
and such Board Vice Chair shall have such powers

and duties as may from time to time

be assigned by the
Board.
Section 2.6.
Lead Independent

Director.

If the

Board Chair

does not

qualify as

independent in
accordance with

the applicable

rules of

any securities

exchanges upon

which the

Corporation’s securities
are

listed, the

Independent Directors

(as

defined below)

shall appoint

a Lead

Independent Director.

The
Lead Independent

Director shall

be one

of the

directors who

has been

determined by

the Board

to be

an
“independent director” (any

such director, an

“Independent Director”).

The Lead Independent

Director, if
any, shall preside

at all executive

sessions of the

Board, serve as

a liaison to

the Chief Executive Officer

and
other directors not

present at executive

sessions of the

Board regarding topics

discussed in executive

session
or other matters

as may be

raised from time

to time by

one or more

Independent Directors, work

with the
Board

Chair

and

other

directors

to

determine

agenda

items

for

Board

meetings,

have

the

power

to

call
meetings

of the

Independent Directors,

and

have such

other responsibilities,

and

perform

such duties,

as
may from time to time be assigned

to him or her by the Board.

The Independent Directors may remove or
replace the Lead Independent

Director from the position

of Lead Independent Director at

any time with or

without

cause

by

the

vote

of

a

majority

of

the

Independent

Directors

present

at

a

duly

convened

Board
meeting.

The

Independent

Directors

shall

periodically

consider

whether

and,

if

so,

when

to

rotate

the
position of Lead Independent

Director, and may appoint a

Lead Independent Director for a

specified term,
which may be renewed.
Section 2.7.
Organization.

At each

meeting of

the Board,

the Board

Chair, or,

in the

Board Chair’s
absence, the Lead Independent Director (if any), or, in the Lead Independent Director’s absence, the Board
Vice Chair (if

any), or, in

the Board Vice Chair’s

absence, a director

chosen by a

majority of the

directors
present, shall act as chairperson.

The Secretary shall act as secretary at each meeting of the Board.

In case
the Secretary shall be absent from any meeting of the Board, an assistant secretary shall perform the duties
of secretary

at such

meeting, and

in the

absence from

any such

meeting of

the Secretary

and all

assistant
secretaries, the chairperson of the meeting may appoint any person to act as secretary of the meeting.
Section 2.8.
Director Resignation

and Removal.

Any director

of the

Corporation may

resign at
any time, by giving notice in writing

or by electronic transmission to the Board

Chair, the Chief Executive
Officer or the

Secretary.

Such resignation shall

be effective upon

receipt unless it

is specified to

be effective
at

some

other

time

or

upon

the

occurrence

of

some

other

event,

and,

unless

otherwise

specified

in

such
notice, the acceptance of such

resignation shall not be necessary

to make it effective.

Subject to the rights
of holders

of any

series of

preferred stock

with respect

to the

election of

directors, a

director may

be removed
from office

by the

stockholders of

the Corporation

only for

cause and

only by

the affirmative

vote of

the
holders

of

at

least

a

majority

of

the

voting

power

of

all

then

outstanding

shares

of

capital

stock

of

the
Corporation entitled to vote generally in the election of directors, voting together as a single class.
Section 2.9.
Quorum.

At all meetings of the Board,

a majority of directors constituting the Board
shall constitute a quorum for the transaction of

business, and the act of a majority of

the directors present at
any meeting at which a quorum is present shall be the act of the Board.

If a quorum shall not be present at
any meeting of the Board, the directors present thereat may adjourn the meeting from time to time, without notice

other

than

announcement

at

the

meeting

of

the

time

and

place

of

the

adjourned

meeting,

until

a
quorum shall be present.
Section 2.10.
Actions

of

the

Board

by

Unanimous

Written

Consent.

Any

action

required

or
permitted

to

be

taken

at

any

meeting

of

the

Board

or

of

any

committee

thereof

may

be

taken

without

a
meeting, if all the members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission, and the

writing or electronic transmission is

filed with the minutes of

proceedings
of the Board or committee.
Section 2.11.
Telephonic

Meetings.

Members

of

the

Board,

or

any

committee

thereof,

may
participate

in

a

meeting

of

the

Board

or

such

committee

by

means

of

a

conference

telephone

or

other
communications equipment by means of which all

persons participating in the meeting can hear and

speak
with

each

other,

and

participation

in

a

meeting

pursuant

to

this

Section 2.11

shall

constitute

presence

in
person at such meeting.
Section 2.12.
Committees.

The Board may designate one or

more committees, each committee to
consist of one

or more of

the directors of

the Corporation and,

to the extent

permitted by law,

to have and
exercise

such

authority

as

may

be

provided

for

in

the

resolutions

creating

such

committee,

as

such
resolutions may be

amended from time

to time.

The Board may

designate one or

more directors as

alternate
members of any

committee, who may

replace any absent

or disqualified member

at any meeting

of any such
committee.

In

the

absence

or

disqualification

of

a

member

of

a

committee,

and

in

the

absence

of

a
designation by the Board of an alternate member to replace the absent or disqualified member, the member or members thereof

present at any

meeting and not

disqualified from voting,

whether or not

such member
or

members

constitute

a

quorum,

may

unanimously

appoint

another

member

of

the

Board

to

act

at

the

meeting in the place of any absent or disqualified member.

Each committee shall keep regular minutes and
report to the Board when required.

A majority of the members of any committee present at any committee meeting at

which there

is a

quorum present

may determine

such committee’s

action and

fix the

time and
place

of

its

meetings,

unless

the

Board

shall

otherwise

provide.

Except

as

may

be

provided

in

any
resolutions establishing or

designating a committee

of the Board,

the Board shall

have the power

at any time
to fill vacancies in, to change the membership of or to dissolve any committee of the Board.
Section 2.13.
Compensation.

The

Board

shall

have

the

authority

to

fix

the

compensation

of
directors, which

may be

payable in

cash or

securities (or

a combination

of cash

and securities),

and may
delegate the authority

to recommend or

determine all or

part of such

compensation to a

Board committee.

The directors shall be paid their reasonable

expenses, if any, of attendance at each

meeting of the Board or
any committee thereof.

No such payment

shall preclude any

director from serving

the Corporation in

any
other

capacity

and

receiving

compensation

therefor.

Directors

who

are

full-time

employees

of

the
Corporation shall not receive any compensation for their service as director.
Section 2.14.
Interested Directors.

No contract or transaction between the Corporation and one or more

of

its

directors

or

officers,

or

between

the

Corporation

and

any

other

corporation,

partnership,
association or

other organization

in which

one or

more of

the Corporation’s

directors or

officers are

directors
or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director

or

officer

is

present

at

or

participates

in

the

meeting

of

the

Board

or

committee

thereof

that
authorizes the contract or

transaction, or solely because

any such director’s or

officer’s vote is counted

for
such purpose if:

(a) the material facts

as to

the director’s or

officer’s relationship or

interest and as

to the
contract or transaction

are disclosed

or are

known to

the Board

or the

committee and

the Board

or committee
in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors,

even

though

the

disinterested

directors

be

less

than

a

quorum;

(b) the

material

facts

as

to

the
director’s or officer’s relationship

or interest and as

to the contract or

transaction are disclosed or

are known
to the stockholders entitled to

vote thereon and the contract

or transaction is specifically

approved in good
faith by vote of the

stockholders; or (c) the contract

or transaction is fair

as to the Corporation

as of the time
it

is

authorized,

approved

or

ratified

by

the

Board,

a

committee

thereof

or

the

stockholders.

Interested
directors

may

be

counted

in

determining

the

presence

of

a

quorum

at

a

meeting

of

the

Board

or

of

a
committee that authorizes the contract or transaction.
ARTICLE III
OFFICERS
Section 3.1.
General.

The officers of the Corporation shall be chosen by the Board and shall be a
Chief Executive Officer, a President, a Chief Financial Officer,

a Chief Operating Officer, a Vice President,
a Secretary

and a

Treasurer.

The Board,

in its

discretion, may

also choose,

or may

delegate to

the Chief
Executive Officer the authority to appoint, additional

Vice Presidents and one or more

Assistant Secretaries
and Assistant Treasurers.

Any two or more offices may be held by the same person, but

no officer may act
in more than one capacity

where action of two or

more officers is required and

no Vice President may

at the
same

time

hold

the

office

of

President.

The

officers

of

the

Corporation

need

not

be

stockholders

of

the
Corporation.
Section 3.2.
Election; Term.

The Board shall elect the officers of the Corporation who shall hold their offices for such

terms and shall exercise such

powers and perform such

duties as shall be

determined
from time

to time

by the

Board, and

each officer

of the

Corporation shall

hold office

until such

officer’s
successor is elected and qualified, or

until such officer’s earlier death, resignation

or removal.

Any officer
may be

removed at any

time by the

Board, and any

officer appointed

by the Chief

Executive Officer may
be removed at

any time by

the Chief Executive

Officer.

Any officer may

resign upon notice

given in writing
or electronic

transmission to

the Chief

Executive Officer

or the

Secretary.

Such resignation

shall be

effective

upon receipt unless

it is specified

to be effective

at some other

time or upon

the occurrence of

some other
event.

Any vacancy occurring

in any office

of the Corporation

shall be

filled in

the manner

prescribed in
this Article III for the regular election to such office.
Section 3.3.
Voting

Securities Owned

by the

Corporation.

Powers of attorney,

proxies, waivers
of notice

of meeting,

consents and

other instruments

relating to

securities owned

by the

Corporation may
be executed in the

name of and on behalf

of the Corporation by the

Chief Executive Officer,

the Secretary
or any other

officer authorized to

do so

by the Board,

and any such

officer may, in the name

of and on

behalf
of the

Corporation, take

all such

action as

any such

officer may deem

advisable to

vote in

person or

by proxy
at any meeting

of security holders

of any corporation

in which the

Corporation may own

securities and at
any such meeting shall possess and may exercise any and all rights and power incident to the ownership of
such securities

and that,

as the

owner thereof,

the Corporation

might have

exercised and

possessed if

present.

The Board may, by resolution, from time to time confer like powers upon any other person or persons.
Section 3.4.
Chief Executive Officer.

The Chief Executive Officer shall, subject to the control of the Board,

have general

supervision over

the business

of the

Corporation and

shall

direct

the affairs

and
policies of the Corporation.

The Chief Executive Officer

may also serve as

the Board Chair or

as President,
if

so

elected

by

the

Board.

The

Chief

Executive

Officer

shall

also

perform

such

other

duties

and

may
exercise such other powers as may from time to time be assigned to such officer by these Bylaws or by the
Board.
Section 3.5.
President.

The President shall act in a general executive capacity and shall assist the
Chief

Executive

Officer

in

the

administration

and

operation

of

the

Corporation’s

business

and

general
supervision of its

policies and affairs.

The President shall,

in the absence

of or because

of the inability

to
act of

the Chief

Executive Officer,

perform all

duties of

the Chief

Executive Officer.

The President

shall
also perform such other duties and

may exercise such other powers as

may from time to time be

assigned to
such officer by these Bylaws, the Board or the Chief Executive Officer.
Section 3.6.
Chief Financial Officer.

The Chief Financial Officer

shall be the principal

financial
officer

of

the

Corporation.

The

Chief

Financial

Officer

shall

also

perform

such

other

duties

and

may
exercise such other powers

as may from time

to time be assigned

to such officer by

these Bylaws, the Board
or the Chief Executive Officer.
Section 3.7.
Chief

Operating

Officer.

The

Chief

Operating

Officer

shall

have

general
responsibility for the

day-to-day operational activities

of the Corporation.

The Chief Operating

Officer may
also

serve

as

the

President,

if

so

elected

by

the

Board,

if

the

Board

has

not

elected

the

Chief

Executive
Officer or another person to serve as

President.

The Chief Operating Officer shall also perform

such other
duties and

may exercise

such other

powers as

may from

time to

time be

assigned to

such officer

by these
Bylaws or by these Bylaws, the Board or the Chief Executive Officer.
Section 3.8.
Vice Presidents.

The Vice Presidents shall have such powers and shall perform such duties as shall be assigned to them by the Board or the Chief Executive Officer.
Section 3.9.
Secretary.

The Secretary shall

give the requisite

notice of meetings

of stockholders
and

directors

and

shall

record

the

proceedings

of

such

meetings,

shall

have

custody

of

the

seal

of

the
Corporation and

shall affix

it or

cause it

to be

affixed to

such instruments

as require

the seal

and attest

it
and, besides the Secretary’s powers

and duties prescribed by law,

shall have such other powers and

perform
such other duties as shall be

provided in these Bylaws or

shall at any time be

assigned to such officer by the
Board or the Chief Executive Officer.
Section 3.10.
Treasurer.

The Treasurer shall exercise general supervision over

the receipt, custody
and disbursement of

corporate funds.

The Treasurer

shall cause the

funds of the

Corporation to be

deposited

in such banks as

may be authorized by

the Board or in

such banks as may

be designated as depositaries

in
the manner provided

by resolution of the

Board.

The Treasurer shall have

such other powers and

perform
such other duties as shall be

provided in these Bylaws or

shall at any time be

assigned to such officer by

the
Board or the Chief Executive Officer.
Section 3.11.
Assistant Secretaries.

Assistant Secretaries, if there be any, shall assist the Secretary in the discharge of

the Secretary’s duties, shall

have such powers and

perform such other duties as

shall at
any time be assigned

to them by the

Board and, in the

absence or disability of the

Secretary, shall perform
the duties of the Secretary’s office, subject to the control of the Board or the Chief Executive Officer.
Section 3.12.
Assistant Treasurers.

Assistant Treasurers, if there

be any, shall

assist the Treasurer
in the discharge of

the Treasurer’s duties, shall have

such powers and perform

such other duties as shall

at
any time be assigned to

them by the Board and,

in the absence or disability

of the Treasurer, shall perform
the duties of the Treasurer’s office, subject to the control of the Board or the Chief Executive Officer.
Section 3.13.
Other

Officers.

Such

other

officers

as

the

Board

may

appoint

shall

perform

such
duties and have such

powers as from time

to time may be assigned

to them by the Board.

The Board may
delegate to

any other

officer of

the Corporation

the power

to choose

such other

officers and

to prescribe
their respective duties and powers.
ARTICLE IV
STOCK
Section 4.1.
Evidence of Stock Ownership.

The shares of the

Corporation shall be represented

by
certificates unless the Board shall by resolution provide that some or all of any class or series of stock shall
be uncertificated shares.

Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.

Notwithstanding the adoption of any resolution providing for uncertificated

shares,

every

holder

of

stock

represented

by

certificates

and

upon

request

every

holder

of
uncertificated shares shall

be entitled to

have a certificate

signed by, or

in the name

of the corporation

by,
the Board Chair or the

Chief Executive Officer, or the

President or a Vice

President, and by the

Treasurer or
an

Assistant

Treasurer,

or

the

Secretary

or

an

Assistant

Secretary,

representing

the

number

of

shares
registered in certificate form.
Section 4.2.
Record Date.

In order that the Corporation

may determine the stockholders entitled
to

receive

payment

of

any

dividend

or

other

distribution

or

allotment

of

any

rights

or

the

stockholders
entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any

other lawful

action, the

Board may

fix a

record date,

which record

date shall

not precede

the date
upon which

the resolution

fixing the

record date

is adopted

and which

record date

shall be

not more

than
60 days prior to such action.

If no record date is fixed,

the record date for determining stockholders

for any
such purpose

shall be

the Close

of Business

on the

day on

which the

Board adopts

the resolution

relating
thereto.
Section 4.3.
Record Owners.

The Corporation shall be

entitled to recognize the

exclusive right of
a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and
to hold liable for calls

and assessments a person

registered on its books

as the owner of

shares, and shall not
be bound to recognize

any equitable or other

claim to or interest

in such share or

shares on the part

of any
other person,

whether or

not it

shall have

express or

other notice

thereof, except

as otherwise

required by
law.
Section 4.4.
Transfer and Registry Agents.

The Corporation may from time to time maintain one
or

more

transfer

offices

or

agencies

and

registry

offices

or

agencies

at

such

place

or

places

as

may

be
determined from time to time by the Board.

ARTICLE V
MISCELLANEOUS
Section 5.1.
Contracts.

The Board may authorize any officer or officers or any agent or agents to enter into

any contract

or execute

and deliver

any instrument

or other document

in the

name of

and on

behalf
of the Corporation, and such authority may be general or confined to specific instances.
Section 5.2.
Disbursements.

All checks or demands for

money and notes of the

Corporation shall
be signed

by such

officer or

officers or

such other

person or

persons as

the Board

may from

time to

time
designate.
Section 5.3.
Fiscal Year.

The fiscal

year of

the Corporation

shall be

fixed from

time to

time by
resolution of the Board.
Section 5.4.
Corporate

Seal.

The

corporate

seal

shall

have

inscribed

thereon

the

name

of

the
Corporation, the year of its organization and the words “Corporate Seal, Delaware.”

The seal may be used
by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.
Section 5.5.
Offices.

The

Corporation

shall

maintain

a

registered

office

inside

the

State

of
Delaware and may also

have other offices outside

or inside the State

of Delaware.

The books and records
of the Corporation

may be kept

(subject to any

applicable law) outside

the State of

Delaware at the

principal
executive offices of the Corporation

or at such other place

or places as may be

designated from time to time
by the Board.
Section 5.6.
Waiver of Notice.

Whenever any notice is required

to be given to any

stockholder or
director of the Corporation under the provisions of the DGCL or these Bylaws, a waiver thereof in writing, signed by the person or

persons entitled to such notice,

or a waiver by electronic

transmission by the person
or persons entitled

to such notice,

whether before or

after the time

stated therein, shall

be deemed equivalent
to

the

giving

of

such

notice.

Neither

the

business

to

be

transacted

at, nor

the

purpose

of,

any

annual

or
special

meeting

of the

stockholders or

any regular

or special

meeting

of the

Board or

committee thereof
need be specified in any waiver of notice of such meeting unless so required by law.
Section 5.7.
Severability.

To the extent

any provision of

these Bylaws would

be, in the

absence
of

this

Section 5.7,

invalid,

illegal

or

unenforceable

for

any

reason

whatsoever,

such

provision

shall

be
severable from the other provisions of

these Bylaws, and all provisions of these

Bylaws shall be construed
so as to give

effect to the intent

manifested by these Bylaws,

including, to the maximum

extent possible, the
provision that would be otherwise invalid, illegal or unenforceable.
ARTICLE VI
AMENDMENTS
These Bylaws may be adopted, amended, altered or repealed by the

Board or by the stockholders of
the

Corporation

by

the

affirmative

vote

of

the

holders

of

at

least

66
2
/
3
%

of

the

voting

power

of

all

then
outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors,
voting together as a single class.